UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2018

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2018, Ryder System, Inc. (the “Company”) announced that Art A. Garcia, the Company’s Executive Vice President and Chief Financial Officer, after a 20-year career, will be retiring from the Company on April 30, 2019. Mr. Garcia will continue to serve as the Company’s Executive Vice President and Chief Financial Officer until a successor is named and commences service, and thereafter Mr. Garcia will serve as a Special Advisor to the Chief Executive Officer.

In consideration of his agreement to serve as the Company’s Chief Financial Officer until a successor commences employment and thereafter provide advisory services to the Company, Mr. Garcia will continue to receive his current base salary, remain eligible to receive his annual bonus for fiscal year 2018 and remain a participant in the Company’s benefits plans and programs. In addition, subject to him remaining with the Company through March 1, 2019, Mr. Garcia will also be entitled to the benefits payable pursuant to his existing severance agreement with the Company, as described in the Company’s 2018 Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2018. Mr. Garcia’s departure is not the result of any dispute or disagreement with the Company or the Board of Directors on any matter relating to the Company's operations, policies, practices or financial statements, including its controls or other financial related matters.

The above descriptions are qualified in their entirely by reference to the terms of a Transition and Retention Agreement between the Company and Mr. Garcia dated September 24, 2018, attached hereto as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 7.01 Regulation FD Disclosure

On September 25, 2018, the Company issued a press release announcing Mr. Garcia’s retirement from the Company. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01(d)    Financial Statements and Exhibits

Exhibit 10.1	Transition and Retention Agreement, by and between Ryder System, Inc. and Art. A. Garcia, dated September 24, 2018.

Exhibit 99.1	Press Release dated September 25, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2018	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D. Fatovic
	Name:	Robert D. Fatovic
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary